UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Introductory Note

This Amendment to Current Report on Form 8-K amends the Current Report on Form 8-K filed on July 1, 2021 (the “Initial 8-K”), by Compass Minerals International, Inc. (the “Company”) solely to provide the pro forma information required by Item 9.01(b) of Form 8-K that was omitted from the Initial 8-K.

Item 2.01     Completion of Acquisition or Disposition of Assets.

    On March 16, 2021, the Board of the Directors of the Company approved a plan to sell the Company’s South America chemicals and specialty plant nutrition businesses, investment in Fermavi Eletroquímica Ltda. (“Fermavi”) and North America micronutrient business.

On May 4, 2021, the Company completed the sale of a component of its North America micronutrient business to a subsidiary of Koch Industries. On July 1, 2021, the Company completed the sale of its South America specialty plant nutrition business, with the sale of 100% of the issued and outstanding quotas of Compass Minerals América do Sul Indústria e Comércio Ltda., a Brazilian limited liability company and subsidiary of the Company, to a subsidiary of ICL Group Ltd. On June 28, 2021, the Company entered into an agreement to sell its investment in Fermavi, which is subject to the satisfaction of closing conditions, including receipt of necessary governmental approvals. The sale of the Company's South America chemicals business (collectively with the sale of North America micronutrient business, the sale of the South America specialty plant nutrition business and the pending sale of the Company's investment in Fermavi, the "Transactions") has not yet been completed; however, the prior-announced sale process is ongoing.

Item 9.01    Financial Statements and Exhibits.
(b)     Pro Forma Financial Information.
The unaudited pro forma consolidated financial information of the Company giving effect to the Transactions is filed as Exhibit 99.1 to this Amendment to Current Report on Form 8-K and incorporated herein by reference.
(d)     Exhibits.

Exhibit No.	Exhibit Description
99.1	Unaudited Pro Forma Financial Information.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: July 8, 2021	By:	/s/ James D. Standen
Name: James D. Standen
Title: Chief Financial Officer